                                                             EXHIBIT 10.48

                            ASSIGNMENT OF LICENSE

     THIS ASSIGNMENT OF LICENSE (this "ASSIGNMENT") is made as of the 1st day of April, 1998, by and between S.T.E.P.S., Inc., a Utah corporation ("ASSIGNOR"), in favor of NetGateway, Inc., a Nevada corporation ("ASSIGNEE").

     FOR VALUE RECEIVED, Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor's rights, titles and interests in, to and under that certain Courseware Reproduction Licensing Agreement dated as of October 29, 1997 by and between Assignor and Prosoft I-Net Solutions, Inc., a Nevada corporation ("PROSOFT"), as amended by that certain Amendment No. 1 to Courseware Reproduction Licensing Agreement dated as of November 4, 1997 by and between Assignor and Prosoft, together with any and all other amendments, extensions or renewals thereof (the "CONTRACT").

     In exchange for the assignment of the License set forth herein, Assignee shall pay to Assignor the consideration described on EXHIBIT A hereto, the terms and conditions of which are incorporated herein by reference, which EXHIBIT A sets forth the complete understanding between the parties regarding the consideration to be paid by Assignee to Assignor hereunder.

     Assignor hereby agrees to indemnify, protect, defend and hold harmless Assignee from and against any and all claims, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys' fees and costs) arising out of or resulting from any breach or default by Assignor under the terms of the License arising on or prior to the date hereof.

     Assignor hereby covenants that it will, at any time and from time to time, upon written request therefor, at Assignee's sole expense and without the assumption of any additional liability thereby, execute and deliver to Assignee, its successors and assigns, any new or confirmatory instruments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee, its successors and assigns to fully realize and enjoy the rights and interests assigned hereby.

     Assignee hereby accepts the foregoing assignment and agrees to assume, pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the License arising and to be performed or discharged after the date hereof, and agrees to be bound by all of the terms and conditions of the License.

     The provisions of this Assignment shall be binding upon the successors and assigns of Assignor and Assignee, and shall inure to the benefit of the successors and assigns of Assignor and Assignee, respectively.

     This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon and attached to any other counterpart identical thereto except having additional signature pages attached to it. This Assignment shall be construed, interpreted and applied in accordance with the laws of the State of California. This Assignment sets forth the complete understanding regarding its subject matter and supersedes all prior agreements, understandings and communications, oral and written, between the parties regarding the subject matter hereto.

     IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:                                 S.T.E.P.S., INC.,
                                          a Utah corporation

                                          By: Scott Beebe
                                             ---------------------------
                                             Name: SCOTT BEEBE
                                             Its: Vice President


ASSIGNEE:                                 NETGATEWAY,
                                          a Nevada corporation

                                          By: Donald M. Corliss, Jr.
                                             ---------------------------
                                             Name: DONALD M. CORLISS, JR.
                                             Its: President

THE ASSIGNMENT SET FORTH HEREIN IS HEREBY ACKNOWLEDGED, ACCEPTED AND AGREED
TO:

PROSOFT I-NET SOLUTIONS, INC.,
a Nevada Corporation

By:
   -------------------------------
   Name: JERRILL M. BAIRD
   Its: Chief Executive Officer

                                    EXHIBIT A

                                  CONSIDERATION

          As consideration for the assignment of the Contract set forth in the attached Assignment, Assignee hereby grants, conveys and transfers to Assignor one million (1,000,000) shares of common stock (the "SECURITIES") of Assignee, subject to the terms and conditions set forth in this EXHIBIT A. For purposes hereof, Assignor shall be referred to as the "HOLDER", and Assignee shall be referred to as the "ISSUER".

     1. REPRESENTATIONS, WARRANTIES, ACKNOWLEDGMENTS AND COVENANTS OF THE
HOLDER.

          1.1 PURCHASE FOR HOLDER'S ACCOUNT. The Holder represents and warrants to the Issuer that the Holder will hold the Securities for its own account, with no present intention of distributing or reselling the Securities or any part thereof, and that the Holder is prepared to bear the economic risk of retaining the Securities for an indefinite period.

          1.2 RESTRICTED SECURITIES. The Holder understands, agrees and acknowledges that:

               (a) The transfer of the Securities has not been registered under the Securities Act of 1933, as amended and may be amended from time to time (the "Act"), and the Securities must be held indefinitely unless the Securities are subsequently registered under the Act or an exemption from such registration is available, and the Issuer is under no obligation to register the Securities. The Holder agrees that the Securities will not be sold or offered for sale without registration under said Act or the availability of an exemption therefrom, nor in violation of any other law of the United States of America or any state. The Holder is familiar with the provisions of Rules 701 and 144, each promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering, subject to the satisfaction of certain conditions;

               (b) The share certificate representing the Securities will be stamped with the legends specified in Section 1.3 hereof; and

               (c) The Issuer will make a notation in its records of the aforementioned restrictions on transfer and legends.

          1.3 LEGENDS. All certificates representing any of the Securities are subject to the provisions of this Assignment and shall have endorsed thereon the following legends:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN AN ASSIGNMENT OF CONTRACTS DATED MAY __, 1998 BETWEEN THE ISSUER AND THE REGISTERED HOLDER, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT 0F 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SAID REGISTRATION IS NOT REQUIRED.

     In addition, the certificates shall bear any other legend which the Issuer deems to be necessary or appropriate under the securities laws of any state.

          1.4 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the restrictions set forth above, the Holder further agrees that in no event shall it make any disposition of all or any portion of the Securities unless and until:

               (a) The Holder shall have notified the Issuer of the proposed disposition and shall have furnished the Issuer with a detailed statement of the circumstances surrounding the proposed disposition; and

               (b) If requested by the Issuer, the Issuer shall have received, at the Issuer's expense, an opinion of counsel to the Issuer to the effect that such disposition will not require registration of such Securities under the Act or qualification under any applicable state securities laws.

          1.5 VIOLATION OF RESTRICTIONS. With respect to any Securities which shall have been sold or transferred in violation of any of the provisions set forth in this Assignment, the Issuer shall not be required (i) to reflect such transfer on its books, or (ii) to treat as owner of such Securities or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Securities shall have been so transferred.

          1.6 MARKET STAND-OFF. The Holder agrees that, in connection with an initial public offering by the Issuer of its equity securities pursuant to a Registration Statement filed under the Act, the Holder will not sell, make any short sale or loan, hypothecate, pledge, grant any option for the purchase of or otherwise dispose of any Securities without the prior written consent of the Issuer and its underwriters, for a period not to exceed one hundred eighty (180) days from the effective date of such registration if requested by the Issuer or such underwriters.

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNEE

          2.1 STOCK SPLITS. If, from time to time: (i) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Issuer; or (ii) there is any consolidation, merger or sale of all, or substantially all, of the assets of the Issuer, then, and in such event, all new, substituted or additional securities or other property to which the Holder is entitled by reason of its ownership of the Securities shall be immediately subject to the terms of this Assignment and be included in the term "Securities" for all purposes and with the same force and effect as the Securities of Common Stock to be issued hereunder.

               2.2 REPLACEMENT OF INSTRUMENTS. Upon receipt by the Issuer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any of the Securities, and (a) in the case of loss, theft or destruction, upon receipt by the Issuer of indemnity reasonably satisfactory to it (provided that, if the owner of the same is a commercial bank or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Issuer, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Securities.

               2.3 REPRESENTATIONS AND WARRANTIES. In connection with the issuance of the Securities to the Holder, the Issuer hereby represents and warrants to, and covenants with, the Holder as follows:

                    (a) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Neither the Issuer nor any of its shareholders has adopted or taken any action in contemplation of any plan of liquidation or dissolution of the Issuer. The Issuer has provided the Holder with true, complete and correct copies of the Articles of Incorporation and Bylaws of the Issuer as in effect on the date hereof.

                    (b) The Issuer has the requisite corporate power and authority to execute, deliver and carry out this Assignment, and all other instruments, documents and agreements contemplated or required by the provisions of this Assignment to be executed, delivered or carried out by the Issuer. The Issuer has all requisite corporate power and authority under the laws of the jurisdiction of its incorporation to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted. The Board of Directors of the Issuer have taken all necessary corporate action to approve this Assignment, and to authorize the execution, delivery and performance of this Assignment by the Issuer, the issuance by the Issuer of the Securities and the consummation of the transactions contemplated hereby. This Assignment has been duly and properly executed and delivered by the Issuer and constitutes the legally valid and binding obligation of the Issuer, enforceable against it in accordance with its terms.

                              SUBLICENSE AGREEMENT

     This Sublicense Agreement (the "Agreement") is entered into as of April 1, 1998 (the "Effective Date"), by and between S.T.E.P.S., Inc., a Utah corporation ("STEPS"), and NetGateway, a Nevada corporation ("NetGateway").

     WHEREAS, STEPS and Prosoft I-Net Solutions, Inc., a Nevada corporation ("Prosoft") have entered into the Courseware Reproduction License Agreement dated October 29, 1997, as amended pursuant to the Amendment No. 1 to Courseware Reproduction License Agreement dated as of November 4, 1997 and the Amendment No. 2 to Courseware Reproduction License Agreement dated as of January 20, 1998 (such agreement, together with these amendments and any other existing or future amendments, replacements, modifications or supplements thereof, being referred to herein as the "License"); and

     WHEREAS, STEPS and NetGateway wish to enter into an agreement whereby STEPS will sublicense its rights to NetGateway under the License to NetGateway.

     NOW, THEREFORE, in consideration of the terms and conditions set forth below and other sufficient consideration, the parties hereto agree as follows:

     1. STEPS hereby grants and assigns to NetGateway a sublicense to all of its rights and interests under the License, including, without limitation, its rights thereunder with respect to the Courseware Titles (as defined in the License).

     2. The term of this Agreement shall be from the date hereof until the date that the License is terminated in accordance with its terms.

     3. As total consideration for the grant of the sublicense set forth herein, NetGateway shall pay to STEPS, on or before the Payment Dates (as defined below), all amounts owing and payable by STEPS to Prosoft on and after the Effective Date under the License. As used herein, a "Payment Date" shall mean 2 business dates before any day that STEPS is required to make a payment to Prosoft under the License.

     4. Prosoft, by signing the signature block set forth below, hereby approves the grant of the sublicense upon the terms set forth herein, provided that nothing in this Agreement shall relieve STEPS of any of its obligations under the License. Prosoft and STEPS agree to provide NetGateway with any written notification sent by either such party to the other party under the License to NetGateway's office located at 300 Oceangate, 5th Floor, Long Beach, CA 90802, Attention: Donald M. Corliss, Jr. Prosoft, STEPS and NetGateway further agree that NetGateway shall have the right to add its trade dress and/or branding to the Courseware (on either an exclusive basis or on a co-branded basis with Prosoft, in NetGateway's discretion), and NetGateway shall have the right to sell site-licenses to end-user customers with respect to the Courseware (in which such customer pays a flat-fee and is permitted to reproduce the Courseware in a manner that is not inconsistent with the terms of the License), provided that Prosoft shall have approved such trade dress or site-licensing, as the case may be (whether on an exclusive or co-branded basis), which approval shall not be unreasonably withheld.

     5. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflict of laws provisions thereof.

     6. This Agreement supersedes all prior agreements between the parties regarding the subject matter hereof and sets forth the entire agreement of the parties concerning such subject matter. The

     7. This Agreement may be executed in one or more counterparts, which together will constitute one agreement.

     8. STEPS and NetGateway agree that all disputes and controversies arising out of, or in any manner relating to, this Agreement which the parties do not resolve in good faith within thirty (30) days after either of the parties notifies the other of its desire to arbitrate such dispute or controversy shall be settled by arbitration by the American Arbitration Association in accordance with its then prevailing Commercial Arbitration Rules. Such arbitration shall be conducted in Orange County, California. The award or decision made in such arbitration shall be binding upon the parties and judgment upon the award may be made in any court having jurisdiction. The prevailing party shall be entitled to recover from the other party all reasonable costs and expenses of arbitration.

     9. NetGateway shall have the right to approve in writing any future amendments, modifications, supplements or extensions of the License between Prosoft and STEPS.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by duly authorized representatives as of the date set forth above.

                                         S.T.E.P.S., INC.,
                                         a Utah corporation

                                         Steps, Inc.
                                         By: /s/ R. Scott Beebe VP
                                            -------------------------------
                                            Name: R. Scott Beebe
                                            Title: Vice President



                                         NETGATEWAY,
                                         a Nevada corporation

                                         By: /s/ Donald M. Corliss, Jr.
                                            -------------------------------
                                            Name: Donald M. Corliss, Jr.
                                            Title: President


AGREED TO AND ACKNOWLEDGED:

PROSOFT I-NET SOLUTIONS, INC.,
a Nevada corporation

By: /s/ Jerrill M. Baird
   ----------------------------------
   Name: Jerrill M. Baird
   Title: Chairman